Exhibit 99.10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 102 to Registration Statement No. 33-26305 of BlackRock Funds Exchange Portfolio on Form N-1A of our report dated November 22, 2006, appearing in the 2006 Annual Report of BlackRock Funds Exchange Portfolio on Form N-CSR/A, for the year ended September 30, 2006.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 26, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 102 to Registration Statement No. 33-26305 of BlackRock Funds Taxable Bond Portfolios on Form N-1A of our report dated November 22, 2006, appearing in the 2006 Annual Report of BlackRock Funds Taxable Bond Portfolios on Form N-CSR/A, relating to the Enhanced Income, Low Duration Bond, Intermediate Government Bond, Intermediate Bond (formerly Intermediate PLUS Bond), Intermediate Bond II (formerly Intermediate Bond), Total Return (formerly Core PLUS Total Return), Total Return II (formerly Core Bond Total Return), Government Income, Inflation Protected Bond, GNMA, Managed Income, International Bond, and High Yield Bond Portfolios, for the year ended September 30, 2006.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 26, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 102 to Registration Statement No. 33-26305 of BlackRock Funds Equity Portfolios on Form N-1A of our report dated November 22, 2006, appearing in the 2006 Annual Report of BlackRock Funds Equity Portfolios on Form N-CSR/A, relating to the Investment Trust, Legacy, Mid-Cap Value Equity, Mid-Cap Growth Equity, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, Health Sciences Opportunities (formerly Health Sciences), U.S. Opportunities, Global Opportunities, International Opportunities, and Asset Allocation Portfolios, for the period ended September 30, 2006. We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 26, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 102 to Registration Statement No. 33-26305 of BlackRock Funds Money Market Portfolios on Form N-1A of our report dated November 22, 2006, appearing in the 2006 Annual Report of BlackRock Funds Money Market Portfolios on Form N-CSR/A, relating to the Money Market, U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, and Virginia Municipal Money Market Portfolios, for the year ended September 30, 2006.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 26, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 102 to Registration Statement No. 33-26305 of BlackRock Funds Municipal Bond Portfolios on Form N-1A of our report on the financial statements and financial highlights of BlackRock Funds Municipal Bond Portfolios dated November 22, 2006, January 26, 2007, as to the effects of the restatement discussed in Note I (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the restatement discussed in Note I), appearing in the 2006 Annual Report of BlackRock Funds Municipal Bond Portfolios on Form N-CSR/A, relating to the AMT-Free Municipal Bond (formerly Tax-Free Income), Ohio Municipal Bond (formerly Ohio Tax-Free Income), Delaware Municipal Bond (formerly Delaware Tax-Free Income), and Kentucky Municipal Bond (formerly Kentucky Tax-Free Income) Portfolios, for the year ended September 30, 2006.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 26, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 102 to Registration Statement No. 33-26305 of BlackRock Funds Strategic Portfolio I on Form N-1A of our report dated November 22, 2006, appearing in the 2006 Annual Report of BlackRock Funds Strategic Portfolio I on Form N-CSR/A, for the year ended September 30, 2006.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 26, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 102 to Registration Statement No. 33-26305 of BlackRock Funds Index Equity Portfolio on Form N-1A of our report dated November 22, 2006, appearing in the 2006 Annual Report of BlackRock Funds Index Equity Portfolio on Form N-CSR/A, for the year ended September 30, 2006.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 26, 2007